SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A
                               AMENDMENT NUMBER 1

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 1996

                             Heilig-Meyers Company

             (Exact name of registrant as specified in its charter)

                                    Virginia

                 (State or other jurisdiction of incorporation)

       1-8484                                             54-0558861
(Commission file number)                      (IRS Employer Identification No.)


         2235 Staples Mill Road, Richmond, Virginia                   23230
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code            (804) 359-9171

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements

         The following audited consolidated financial statements of Rhodes and the related Report of Independent Public Accountants are set forth on pages F-2 through F-18 of the Prospectus/Proxy Statement included in Heilig-Meyers' registration statement on Form S-4 (No. 333-16425), which became effective on November 22, 1996 ("Prospectus/Proxy Statement"). Such information is incorporated herein by reference.

         Consolidated Balance Sheets as of February 28 (29), 1995 and 1996.

         Consolidated Statements of Operations for each of the years ended February 28 (29), 1994, 1995 and 1996.

         Consolidated Statements of Shareholders' Equity for each of the years ended February 28 (29), 1994, 1995 and 1996.

         Consolidated Statements of Cash Flows for each of the years ended February 28 (29), 1994, 1995 and 1996.

         Notes to Consolidated Financial Statements (February 28 (29), 1996, 1995 and 1994).

         The following audited financial statements of Weberg Division (a division of Weberg Enterprises, Inc.), which was acquired by Rhodes on November 1, 1995, and the related Independent Auditors' Report are set forth on pages F-19 through F-26 of the Prospectus/Proxy Statement. Such information is incorporated herein by reference.

         Balance Sheet as of December 31, 1994.

         Statement of Income for the year ended December 31, 1994.

         Statement of Cash Flows for the year ended December 31, 1994.

         Notes to Financial Statements (Year ended December 31, 1994).

         The unaudited condensed consolidated interim financial statements of Rhodes as of November 30, 1996 and for the nine months ended November 30, 1996 and 1995 are set forth below.


                                  RHODES, INC.
================================================================================
                     CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In Thousands)
                                  (Unaudited)

                                                                    November 30
         ASSETS                                                        1996
        ---------------------------------------------------------  -----------
        Current Assets:

              Cash                                                  $      508
              Accounts Receivable                                        8,380
              Inventories at LIFO Cost                                  82,029
              Prepaid Expenses and Other                                11,983
                                                                    ----------

                   Total Current Assets                                102,900

        Property and Equipment, Net                                     78,126
        Capitalized Real Estate Leases, Net                              5,736
        Intangible Assets, Net                                          66,429
        Other Assets                                                     5,165
                                                                    ----------

                    Total Assets                                    $  258,356
                                                                    ==========

        LIABILITIES AND SHAREHOLDERS' EQUITY

        ---------------------------------------------------------
        Current Liabilities:

              Notes and Loans Payable - Current Portion             $   15,219
              Accounts Payable, Accruals and Other                      94,750
                                                                    ----------

                      Total Current Liabilities                        109,969

        Deferred Income Taxes                                            6,862
        Long-Term Debt/Capital Leases                                   76,992

        Total Shareholders' Equity                                      64,533

                                                                    ----------

                     Total Liabilities and Shareholders' Equity     $  258,356
                                                                    ==========

        See note to condensed consolidated interim financial statements.

                                  RHODES, INC.
================================================================================
              CONDENSED  CONSOLIDATED  STATEMENTS  OF  OPERATIONS
                      (In Thousands Except Per Share Data)
                                  (Unaudited)

                                                                              Nine Months Ended
                                                                  ------------------------------------------
                                                                    November 30             November 30
                                                                        1996                    1995
                                                                  -----------------   ----------------------
       Net Sales                                                $          375,258      $           296,543
       Cost of Goods Sold                                                  206,191                  153,727
                                                                  -----------------       ------------------
       Gross Profit                                                        169,067                  142,816

       Finance Charges and Insurance Commissions                             4,998                    4,281
                                                                  -----------------       ------------------

       Operating Expenses:
            Selling                                                         66,142                   49,767
            General and Administrative                                     107,657                   78,457
            Amortization of Intangibles                                      2,362                    2,179
            Provision for Credit Losses                                        330                       71
            Other (Income), Net                                                156                     (139)
            Non-Recurring One-Time Charge                                      ---                    2,400
                                                                  -----------------       ------------------
                                                                           176,647                  132,735
                                                                  -----------------       ------------------

       Income (Loss) Before Interest Expense and Income Taxes               (2,582)                  14,362
            Interest Expense, Net                                            7,170                    4,817
                                                                  -----------------       ------------------
       Income (Loss) Before Income Taxes                                    (9,752)                   9,545
            Provision for Income Taxes                                      (3,998)                   3,914
                                                                  -----------------       ------------------

       Net Income (Loss)                                                    (5,754)                   5,631
                                                                  =================       ==================

       Net Income (Loss) Per Weighted Average Share Outstanding $            (0.63)     $              0.60
                                                                  =================       ==================


       Weighted Average Shares Outstanding                                   9,157                    9,328
                                                                  =================       ==================

        See note to condensed consolidated interim financial statements.

                                  RHODES, INC.
===============================================================================
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In Thousands)
                                  (Unaudited)


                                                                                       Nine Months Ended
                                                                           ----------------------------------------
                                                                              November 30           November 30
                                                                                  1996                  1995
                                                                            -----------------    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:

              Net income (loss)                                            $       (5,754)      $        5,631

Adjustments to reconcile net income to net cash
            provided by operating activities:
                Depreciation and amortization                                      10,380                7,924
                Changes in current assets and liabilities:
                   Receivables, net                                                (3,168)              (4,455)
                   Inventories                                                      5,936               (8,959)
                   Prepaid expenses and other                                       4,614                 (616)
                   Deferred tax assets                                             (4,368)                 (44)
                   Accounts payable and accrued
                     liabilities                                                    6,410                9,575
                   Deferred income on warranties, undelivered
                     sales and credit commissions                                   1,668                2,173
                                                                            -------------        -------------
                       Net cash provided by operating activities           $       15,718       $       11,229
                                                                            -------------        -------------

CASH FLOWS PROVIDED BY (USED BY) INVESTING ACTIVITIES:
              Purchase of Weberg                                                        -              (30,125)
              Additions to property and equipment                                  (9,908)             (17,148)
              Additions to intangible assets                                         (859)                (138)
              Decrease  in other assets, net                                          655                  447
              Decrease in obligations under capital leases                           (334)                (799)
                                                                            -------------        -------------
                       Net cash used by investing activities               $      (10,446)      $      (47,763)
                                                                            -------------        -------------

CASH FLOWS PROVIDED BY (USED BY) FINANCING ACTIVITIES:
              Proceeds from (repayment of) long-term debt                          (5,343)              35,673
              Purchase of stock-employee stock purchase plan                          267                  350
              Repurchase of stock                                                       -               (2,490)
                                                                            -------------        -------------
                       Net cash provided by (used by) financing
                          activities                                       $       (5,076)      $       33,533
                                                                            -------------        -------------

INCREASE (DECREASE) IN CASH                                                           196               (3,001)

CASH AT BEGINNING OF PERIOD                                                           312                3,268

                                                                            =============        =============
CASH AT END OF PERIOD                                                      $          508       $          267
                                                                            =============        =============

SUPPLEMENTAL DISCLOSURE:
              CASH PAYMENTS FOR:
                       Interest                                            $        7,170       $        4,817
                                                                            =============        =============
                       Income taxes                                        $           87       $        3,776
                                                                            =============        =============



        See note to condensed consolidated interim financial statements.

                                  RHODES, INC.
===============================================================================
          NOTE TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS
                                  (Unaudited)

1. BASIS OF PRESENTATION

        The interim financial information presented herein as of November 30, 1996 and for the nine months ended November 30, 1996 and 1995 is unaudited. The financial information reflects all normal recurring adjustments.

        Accounting policies followed by Rhodes, Inc. are described in Note 1 to the audited consolidated financial statements of Rhodes as of February 29, 1996, referred to above.

         (b)      Pro Forma Financial Information


         The following unaudited pro forma combined statements of earnings for the year ended February 29, 1996 and the nine months ended November 30, 1996 give effect to (i) acquisitions of certain assets from various entities by Heilig-Meyers and by Rhodes that have occurred and (ii) the acquisition of Rhodes (the "Merger"). The pro forma information is based on the historical financial statements of Heilig-Meyers and Rhodes giving effect to the Merger under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma financial statements. The following unaudited pro forma combined balance sheet gives effect to the acquisition of Rhodes as if it had been completed as of November 30, 1996.

         The unaudited pro forma statements have been prepared by the management of Heilig-Meyers and Rhodes based upon the historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results of operations or financial position which would have occurred had the acquisition been made at the beginning of the periods or as of the date indicated or of the financial position or results of operations which may be obtained in the future.

         Heilig-Meyers will account for the transaction under the purchase method of accounting. Accordingly, the cost to acquire Rhodes will be allocated to the assets acquired and liabilities assumed according to their respective fair values. The final allocation of the purchase price is dependent upon certain valuations and other studies that have not progressed to a stage where there is sufficient information to make such a complete allocation in the accompanying pro forma statements. Accordingly, the purchase allocation adjustments are preliminary and have been made solely for the purpose of preparing such pro forma statements.



                             HEILIG-MEYERS COMPANY

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

                      FOR THE YEAR ENDED FEBRUARY 29, 1996

                                    HEILIG-MEYERS                                  RHODES
                       ----------------------------------------   -----------------------------------------
                                        OTHER                                       OTHER                        PRO FORMA
                       HISTORICAL  ACQUISITIONS (A)  PRO FORMA    HISTORICAL   ACQUISITIONS (B)   PRO FORMA   ADJUSTMENTS (C)
                       ----------  ----------------  ----------   ----------   ----------------   ---------   ---------------
                                                                   (IN THOUSANDS)
REVENUES:
  Sales............... $1,138,506      $ 92,750      $1,231,256    $ 430,193       $ 76,015       $ 506,208
  Other Income........    220,843         7,900         228,743        5,822                          5,822
                       ----------  ----------------  ----------   ----------   ----------------   ---------
    Total Revenues....  1,359,349       100,650       1,459,999      436,015         76,015         512,030
                       ----------  ----------------  ----------   ----------   ----------------   ---------
COSTS AND EXPENSES:
  Costs of sales......    752,317        62,400         814,717      225,953         46,161         272,114         55,450 (D)
                                                                                                                      (550)(E)
  Selling, general and
    administrative....    436,361        32,400         468,761      190,445         29,678         220,123        (55,450)(D)
                                                                                                                    (2,325)(F)
                                                                                                                     2,300 (G)
  Interest............     40,767         4,950          45,717        6,898          1,884           8,782         (1,825)(H)
  Non-recurring
    charge............                                                 2,400                          2,400
  Provision for
    doubtful
    accounts..........     65,379         1,600          66,979          167             61             228
                       ----------  ----------------  ----------   ----------   ----------------   ---------   ---------------
    Total costs and
      expenses........  1,294,824       101,350       1,396,174      425,863         77,784         503,647         (2,400)
                       ----------  ----------------  ----------   ----------   ----------------   ---------   ---------------
EARNINGS (LOSS) BEFORE
  INCOME TAXES........     64,525          (700)         63,825       10,152         (1,769)          8,383          2,400
Provision for income
  taxes...............     23,021          (250)         22,771        4,162           (726)          3,436            960 (I)
                       ----------  ----------------  ----------   ----------   ----------------   ---------   ---------------
NET EARNINGS (LOSS)... $   41,504      $   (450)     $   41,054    $   5,990       $ (1,043)      $   4,947      $   1,440
                       ----------  ----------------  ----------   ----------   ----------------   ---------   ---------------
                       ----------  ----------------  ----------   ----------   ----------------   ---------   ---------------

Net earnings per
  share:
    Primary and
      fully diluted          $.84
                       ----------
                       ----------

Weighted average
  shares:
    Fully diluted          49,645


                        PRO FORMA
                         COMBINED
                        ----------

REVENUES:
  Sales...............  $1,737,464
  Other Income........     234,565
                        ----------
    Total Revenues....   1,972,029
                        ----------
COSTS AND EXPENSES:
  Costs of sales......   1,141,731

  Selling, general and
    administrative....     633,409

  Interest............      52,674
  Non-recurring
    charge............       2,400
  Provision for
    doubtful
    accounts..........      67,207
                        ----------
    Total costs and
      expenses........   1,897,421
                        ----------
EARNINGS (LOSS) BEFORE
  INCOME TAXES........      74,608
Provision for income
  taxes...............      27,167
                        ----------
NET EARNINGS (LOSS)...  $   47,441
                        ----------
                        ----------
                               .87
                        ----------
                        ----------
                            54,220(J)

     See notes to pro forma condensed consolidated statements of earnings.

                             HEILIG-MEYERS COMPANY

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

                  FOR THE NINE MONTHS ENDED NOVEMBER 30, 1996

                                                      HEILIG-MEYERS
                                        ------------------------------------------
                                                          OTHER                        RHODES        PRO FORMA      PRO FORMA
                                        HISTORICAL   ACQUISITIONS (A)   PRO FORMA    HISTORICAL   ADJUSTMENTS (C)    COMBINED
                                        ----------   ----------------   ----------   ----------   ---------------   ----------
                                                                            (IN THOUSANDS)
REVENUES:
  Sales...............................  $  939,406       $ 44,900       $  984,306    $ 375,258                     $1,359,564
  Other Income........................     175,506          3,650          179,156        4,998                        184,154
                                        ----------   ----------------   ----------   ----------                     ----------
     Total Revenues...................   1,114,912         48,550        1,163,462      380,256                      1,543,718
                                        ----------   ----------------   ----------   ----------                     ----------
COSTS AND EXPENSES:
  Costs of sales......................     613,032         30,550          643,582      206,191        55,750 (D)      905,023
                                                                                                         (500)(E)
  Selling, general and
     administrative...................     362,445         15,500          377,945      176,317       (55,750)(D)      498,337
                                                                                                       (1,900)(F)
                                                                                                        1,725 (G)
  Interest............................      33,415          2,500           35,915        7,170        (1,660)(H)       41,425
  Provision for doubtful accounts.....      60,027            700           60,727          330                         61,057
                                        ----------   ----------------   ----------   ----------   ---------------   ----------
     Total costs and expenses.........   1,068,919         49,250        1,118,169      390,008        (2,335)       1,505,842
                                        ----------   ----------------   ----------   ----------   ---------------   ----------
EARNINGS (LOSS) BEFORE INCOME TAXES...      45,993           (700)          45,293       (9,752)        2,335           37,876
Provision for income taxes............      16,384           (250)          16,134       (3,998)          934 (I)       13,070
                                        ----------   ----------------   ----------   ----------   ---------------   ----------
NET EARNINGS (LOSS)...................  $   29,609       $   (450)      $   29,159    $  (5,754)      $ 1,401       $   24,806
                                        ----------   ----------------   ----------   ----------   ---------------   ----------
                                        ----------   ----------------   ----------   ----------   ---------------   ----------
Net earnings per share:
  Primary and fully diluted...........  $      .60                                                                  $      .46
                                        ----------                                                                  ----------
                                        ----------                                                                  ----------
Weighted average shares:
  Fully diluted......................       49,427                                                                      54,002(J)


     See notes to pro forma condensed consolidated statements of earnings.

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

      (A) Amounts reflect the pro forma results of other Heilig-Meyers acquisitions that have occurred. These amounts include pro forma adjustments to reflect the amortization of goodwill and additional interest expense that would have been incurred had the acquisitions been completed at the beginning of the period.

      (B) Amounts reflect the acquisition of certain assets of Weberg by Rhodes during fiscal year 1996. These amounts include pro forma adjustments to reclassify certain revenue and expense amounts to conform to Rhodes' presentation. Additionally, amounts reflect the amortization of goodwill and additional interest expense that would have occurred had the acquisition been completed at the beginning of the period.

      (C) Heilig-Meyers expects to achieve certain synergies in relation to the business combination. Such synergies are not included in the pro forma adjustments.

      (D) Rhodes occupancy, warehouse and delivery expenses have been reclassified from selling, general and administrative expenses to cost of sales to be consistent with the Heilig-Meyers presentation.

      (E) Elimination of the effect of LIFO inventory on cost of goods sold.

      (F) Elimination of amortization of Rhodes' historical goodwill and other intangible assets.

      (G) Amortization of estimated goodwill attributable to the transaction.

      (H) To give effect to refinancing of certain Rhodes long term notes payable.

      (I) To tax effect pro forma adjustments at the statutory rate adjusted for the tax treatment of goodwill.

      (J) To give effect to the issuance of Heilig-Meyers common stock in connection with the Merger at an exchange rate of 0.50, which is the fraction of a share of Heilig-Meyers common stock which is issuable in exchange for one share of Rhodes stock in the Merger.

                             HEILIG-MEYERS COMPANY

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF NOVEMBER 30, 1996

                                                                    HEILIG-MEYERS     RHODES        PRO FORMA        PRO FORMA
                                                                     HISTORICAL     HISTORICAL   ADJUSTMENTS (A)      COMBINED
                                                                    -------------   ----------   ---------------     ----------
                                                                                      (AMOUNTS IN THOUSANDS)
ASSETS:
Current assets:
  Cash............................................................   $     9,858     $     508                       $   10,366
  Accounts receivable, net........................................       617,431         8,380                          625,811
  Inventories.....................................................       345,953        82,029        (12,168)(B)       415,814
  Other...........................................................        69,316        11,983         14,383 (C)        95,682
                                                                    -------------   ----------   ---------------     ----------
     Total Current Assets.........................................     1,042,558       102,900          2,215         1,147,673
                                                                    -------------   ----------   ---------------     ----------
Property, plant & equipment, net..................................       261,843        83,862                          345,705
Excess cost over net assets acquired
  and other, net..................................................       212,857        71,594        (61,373)(D)       306,550
                                                                                                       92,111 (D)
                                                                                                       (8,639)(E)
                                                                    -------------   ----------   ---------------     ----------
                                                                     $ 1,517,258     $ 258,356      $  24,314        $1,799,928
                                                                    -------------   ----------   ---------------     ----------
                                                                    -------------   ----------   ---------------     ----------

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
  Notes payable...................................................   $   153,750     $  15,219                       $  168,969
  Long-term debt due within one year..............................        99,246                                         99,246
  Accounts payable................................................       121,598        51,753                          121,598
  Accrued expenses and other......................................       103,373        42,997         18,000 (F)       217,773
                                                                                                        1,650 (G)
                                                                    -------------   ----------   ---------------     ----------
     Total Current Liabilities....................................       477,967       109,969         19,650           607,586
                                                                    -------------   ----------   ---------------     ----------
Long-term debt/capital leases.....................................       448,531        76,992                          525,523
Deferred income taxes.............................................        51,605         6,862                           58,467
Stockholders' equity:
  Common stock, at par............................................        97,246                        9,150 (H)       106,396
  Capital in excess of par value..................................       121,505        99,976         60,047 (H)       181,552
                                                                                                      (99,976)(H)
  Retained earnings (accumulated deficit).........................       320,404       (35,443)        35,443 (H)       320,404
                                                                    -------------   ----------   ---------------     ----------
     Total stockholders' equity...................................       539,155        64,533          4,664           608,352
                                                                    -------------   ----------   ---------------     ----------
                                                                     $ 1,517,258     $ 258,356      $  24,314        $1,799,928
                                                                    -------------   ----------   ---------------     ----------
                                                                    -------------   ----------   ---------------     ----------

          See notes to pro forma condensed consolidated balance sheet.

                             HEILIG-MEYERS COMPANY

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

      (A) The final allocation of the purchase price is dependent upon certain valuations and other studies that have not progressed to a stage where there is sufficient information to make such a complete allocation in the condensed consolidated pro forma balance sheet. Accordingly, the purchase price allocation adjustments are preliminary and have been made solely for the purpose of preparing such pro forma balance sheet.

      (B) To adjust Rhodes' LIFO inventory to a FIFO average cost basis net of allowances for obsolescence, shrinkage and damaged goods.

      (C) To record the estimated deferred income tax effects of adjustments described in (B) and (D) through (G) herein.

      (D) To remove Rhodes' net goodwill balance of $61,373 and to reflect the net effect of pro forma adjustments that impact the excess purchase price and other direct expenses of the Merger over the fair value of net assets acquired which is an estimated $92,111.

      (E) To adjust certain Rhodes' intangibles and other assets to estimated fair value.

      (F) To record liability for direct out-of-pocket costs and contractual obligations arising due to the change in control of Rhodes and estimated incremental costs associated with severance and relocation.

      (G) To accrue prepayment penalities related to long term debt obligations of Rhodes.

      (H) To record consideration for the Merger and remove Rhodes stockholders' equity balances:

          Heilig-Meyers shares to be issued in exchange for Rhodes common
             stock...................................................     4,575

          Market value per share of Heilig-Meyers Common Stock on
             announcement date......................................... $15.125
                                                                        -------
            Total value of stock exchange.............................. $69,197
                                                                        -------
                                                                        -------

         (c)      Exhibits

         See the Index to Exhibits below.

                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 HEILIG-MEYERS COMPANY

February 19, 1997                          By: /s/ Joseph R. Jenkins
                                                ---------------------
                                                Joseph R. Jenkins
                                                Executive Vice President and
                                                Chief Financial Officer

                               Index to Exhibits

Exhibit Number and Description

2.2 Amendment No. 1 dated as of December 31, 1996 to the Agreement and Plan of Merger, dated as of September 17, 1996 among Rhodes, Inc., Heilig-Meyers Company and HM Merger Subsidiary, Inc.

23.1     Consent of Arthur Andersen LLP.

23.2     Consent of Deloitte & Touche LLP.